Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
COMMITMENTS AND CONTINGENCIES

Operating Leases
We lease buildings, equipment and automobiles under operating leases. Rental expense was $9.0 million, $7.2 million, and $4.6 million for the years ended December 31, 2014, 2013, and 2012, respectively. The total future commitments under operating leases as of December 31, 2014 were $19.3 million, of which $17.0 million is noncancellable. Our operating lease obligations as of December 31, 2014 were as follows:

	Payments Due By Period
	Total	2015	2016	2017	2018	2019	Thereafter
In millions
Operating leases	$19.3	$8.5	$5.9	$1.8	$1.4	$1.4	$0.3

Purchase Obligations and Commitments
In connection with the sale of the Merano, Italy facilities in December 2014 as discussed in Note 4, we signed a long-term supply contract with the buyer to purchase certain committed quantities of products totaling 26 million euro through 2024. Expected future purchase commitments pertaining to this long-term supply contract are included in the following table.
Our unconditional purchase obligations with terms greater than one year as of December 31, 2014 were as follows:

	Payments Due By Period
	Total	2015	2016	2017	2018	2019	Thereafter
In millions
Unconditional purchase obligations	$52.2	$12.5	$10.0	$8.9	$4.7	$4.4	$11.7

We provided notice to several of our vendors with whom we had long-term supply contracts that we would no longer be fulfilling our purchase obligations under those contracts as part of our 2011 Global Plan announced in the fourth quarter of 2011. See Note 4. We recorded significant restructuring liabilities associated with the estimated settlements arising from these actions based on management's best estimates of the ultimate outcome of these contract resolutions at that time in connection with the restructuring. We had liabilities of $10.5 million as of December 31, 2013 associated with the settlements arising from these take-or-pay supply agreements and estimated purchase obligations, all recorded as short-term restructuring liabilities in the consolidated balance sheet. There are no such purchase obligation liabilities as of December 31, 2014 pertaining to the 2011 restructuring activities as we have paid these liabilities in 2014 in accordance with the terms of those settlements.

Indemnification
We have agreed to indemnify some of our semiconductor customers against claims of infringement of the intellectual property rights of others in our sales contracts with these customers. Historically, we have not paid any claims under these indemnification obligations, and we do not have any pending indemnification claims as of December 31, 2014 and 2013.

Legal Proceedings
We are involved in various legal proceedings, claims, investigations and other legal matters which arise in the ordinary course of business. Although it is not possible to predict the outcome of these matters, we believe that the ultimate outcome of these proceedings, individually and in the aggregate, will not have a material adverse effect on our financial position, cash flows or results of operations.

S.O.I.TEC Silicon on Insulator Technologies S.A. v. MEMC, Inc.
S.O.I. TEC Silicon on Insulator Technologies S.A. ("Soitec") and Commissariat A L'Energie Atomique ("CEA") filed a complaint against MEMC on May 19, 2008 in the U.S. District Court for the District of Delaware (Civil Action No. 08-292) alleging infringement, including willful infringement, by MEMC of three U.S. patents related to silicon-on-insulator technology, and requested damages and an injunction. Soitec and CEA filed an amended complaint on July 21, 2009, adding a fourth, related patent to the lawsuit. MEMC filed a counterclaim against Soitec for infringement of one of MEMC's U.S. patents. The court bifurcated the case into two phases, a first liability phase, which, to the extent liability is found, would be followed by a second damages phase. In a memorandum opinion dated October 13, 2010, the court found that all of MEMC's current products and processes do not infringe any valid claim of the four asserted Soitec patents.
The only remaining claim that Soitec continued to assert at trial after the court's October 13, 2010 ruling in favor of MEMC, was a single patent claim directed against some mono-implant research and development efforts conducted by MEMC approximately six to eight years ago, none of which have occurred since 2006, and none of which are material or relevant to the current operations at MEMC. The court held a jury trial from October 25, 2010 to November 2, 2010. MEMC continued to assert at trial its counterclaim for infringement of MEMC's patent. The jury found on November 2, 2010, that certain of Soitec's wafers infringed the patent asserted by MEMC at trial. The jury also found that one of the Soitec patent claims was valid. This single patent claim covers MEMC's mono-implant research and development efforts that ended in 2006. The court denied all post trial motions on July 13, 2011. Soitec subsequently filed an appeal and MEMC filed a cross-appeal. The appeal was fully briefed in the U.S. Court of Appeals for the Federal Circuit. The appeal was stayed pending en banc review of a jurisdictional question unrelated to the merits of the appeal.
We, Soitec, and CEA entered into a settlement agreement to resolve all outstanding claims and disputes relating to this litigation matter in November 2013. We and Soitec also entered into (i) a patent cross-licensing agreement, pursuant to which certain patents owned by each party relating to silicon-on-insulator ("SOI") technologies will be licensed to the other party for research and development purposes, and (ii) a supply agreement, pursuant to which we will manufacture and sell to Soitec certain silicon wafer products at a discounted price in connection with the settlement agreement. The settlement included no upfront payment. However, in the event Soitec does not purchase a significant amount of wafers under the cross-license to receive the discount, we may be required to pay Soitec the maximum amount of $0.4 million in any future year.